Exhibit 99.5

Dow expands global capabilities for circular plastics, with initial products available for customers in 2022

●	Advancements in the U.S. and Europe will enable Dow to produce circular polymers from materials previously considered unrecyclable
●	Company on-track to secure key third-party certifications for assuring circular plastic products to its customers

MIDLAND, Mich. – October 6, 2021 – Dow (NYSE: DOW) today announced several advancements in its efforts to prevent plastic waste, reduce greenhouse gas emissions and provide customers with recycled plastic products that provide the same performance as virgin plastics derived from fossil fuel-based feedstocks.

The advancements will enable the Company to provide initial supply of fully circular polymers to customers starting in 2022.

“The market is placing significant value on circularity and Dow is innovating to address the tremendous unmet demand for circular and low carbon polymers,” said Diego Donoso, president of Dow Packaging & Specialty Plastics. “As the leading materials science company, Dow is offering our customers what they need today and helping them develop more sustainable products, including 100% recyclable solutions or adding recycled or bio-based content into their products.”

The advancements include:

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Dow and Fuenix Ecogy Group are expanding upon the companies’ initial agreement to scale circular plastics production through advanced recycling with the construction of a second plant in Weert, the Netherlands. The new plant will process 20,000 tonnes of waste plastic into pyrolysis oil feedstock, which will be used to produce new circular plastic at Dow’s Terneuzen site in The Netherlands.

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Dow and Gunvor Petroleum Rotterdam finalized an agreement to purify pyrolysis oil feedstocks derived from plastic waste. Gunvor will supply cracker-ready feedstock to Dow beginning in 2021, which will be used to produce circular plastics for customers. The purification process is necessary to ensure the pyrolysis oil feedstocks are of sufficient quality to produce new polymers.

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Dow is fast-tracking the design, engineering and construction of a market development scale purification unit in Terneuzen, the Netherlands, to provide additional capacity to purify pyrolysis oil feedstock derived from plastic waste.

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Dow has established a multi-year agreement with New Hope Energy, based in Tyler, Texas, to supply the Company with pyrolysis oil feedstocks derived from plastics recycled in North America. New Hope Energy converts used plastics into pyrolysis oil feedstock, which Dow will use to produce circular plastics.

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In preparation to deliver certified circular plastic products to its customers, Dow has received or is on-track to receive International Sustainability & Carbon Certification (ISCC) for each of its major European and U.S. sites. Certification requires an independent, external audit, ensuring product supply chains are fully traceable and that Dow and its suppliers are adhering to and accelerating sustainable practices.

The advancements complement Dow’s recently announced partnership with Mura Technology to support the rapid scaling of Mura’s new HydroPRS™ (Hydrothermal Plastic Recycling Solution) advanced recycling process. The world’s first plant using HydroPRS™ is in development in Teesside, U.K., with the first 20,000 tonne per year line expected to be operational in 2023, providing Dow with additional recycled feedstocks.

All of these efforts enable plastics that are currently unrecyclable to be recycled, including flexible plastics used in packaging, which today are typically incinerated or sent to landfill.

“Dow continues to collaborate on leading technologies to enable the future we envision – the sustainable, resource-efficient production of circular plastics – to preserve the tremendous environmental benefits of plastics, including the critical role plastics play in reducing carbon emissions,” said Donoso.

Dow is taking important steps toward meeting its sustainability targets to address both climate change and plastic waste. The Company has set targets to enable 1 million metric tons of plastic to be collected, reused or recycled through its direct actions and partnerships by 2030, and to enable 100 percent of its products sold into packaging applications to be reusable or recyclable by 2035.

About Dow

Dow (NYSE: DOW) combines global breadth, asset integration and scale, focused innovation and leading business positions to achieve profitable growth. The Company’s ambition is to become the most innovative, customer centric, inclusive and sustainable materials science company, with a purpose to deliver a sustainable future for the world through our materials science expertise and collaboration with our partners. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses delivers a broad range of differentiated science-based products and solutions for its customers in high-growth market segments, such as packaging, infrastructure, mobility and consumer care. Dow operates 106 manufacturing sites in 31 countries and employs approximately 35,700 people. Dow delivered sales of approximately $39 billion in 2020. References to Dow or the Company mean Dow Inc. and its subsidiaries. For more information, please visit www.dow.com or follow @DowNewsroom on Twitter.

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®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

For further information, please contact:

Kyle Bandlow

+1.989.638.2417

kbandlow@dow.com

Cautionary Statement about Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; the continuing global and regional economic impacts of the coronavirus disease 2019 (“COVID-19”) pandemic and other public health-related risks and events on Dow’s business; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war; weather events and natural disasters; and disruptions in Dow’s information technology networks and systems.

Risks related to Dow’s separation from DowDuPont Inc. include, but are not limited to: (i) Dow’s inability to achieve some or all of the benefits that it expects to receive from the separation from DowDuPont Inc.; (ii) certain tax risks associated with the separation; (iii) the failure of Dow’s pro forma financial information to be a reliable indicator of Dow’s future results; (iv) non-compete restrictions under the separation agreement; (v) receipt of less favorable terms in the commercial agreements Dow entered into with DuPont de Nemours, Inc. (“DuPont”) and Corteva, Inc. (“Corteva”), including restrictions under intellectual property cross-license agreements, than Dow would have received from an unaffiliated third party; and (vi) Dow’s obligation to indemnify DuPont and/or Corteva for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow assumes no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

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